Exhibit 32.2

            CERTIFICATION OF PERIODIC REPORT PURSUANT TO SECTION 906
                          OF SARBANES-OXLEY ACT OF 2002

      I, the undersigned Becky Corigliano, Treasurer and Secretary of Western Goldfields, Inc. (the "Company"), do hereby certify, pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:

      1. The Quarterly Report on Form 10-QSB of the Company for the quarter ended March 31, 2005 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

      2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.


Dated: May 20, 2005                   /s/ Becky Corigliano
                                      --------------------
                                      Becky Corigliano
                                      Treasurer and Secretary
                                      Principal Accounting Officer